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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 15, 1999


                          DATA SYSTEMS & SOFTWARE INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                       0-19771                  22-2786081
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(State or Other Jurisdiction     (Commission file Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



    200 Route 17, Mahwah, New Jersey                               07430
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(Address of Principal Executive Offices)                         (Zip Code)



        Registrant's telephone number, including area code (201) 529-2026

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Item 5. OTHER EVENTS.

     On June 15, 1999, the Registrant's Comverge Technologies, Inc. subsidiary ("Comverge") announced that it had entered into an agreement to purchase substantially all of the assets of the Control Systems division of Scientific-Atlanta, Inc. ("S-A"). The purchase price for the acquisition is $5,000,000, subject to certain adjustments. The closing of the acquisition, which is subject to the satisfaction of certain conditions, is scheduled for on or about June 28, 1999.

     The purchase price and the other terms of the transaction were determined by arms-length negotiations between Comverge and S-A.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     99.1 Press release dated June 15, 1999


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Township of Mahwah, State of New Jersey, on June 15, 1999.


                                   DATA SYSTEMS & SOFTWARE INC.



                                   BY: /s/ George Morgenstern
                                       -----------------------------------------
                                       CHAIRMAN OF THE BOARD, PRESIDENT
                                       AND CHIEF EXECUTIVE OFFICER


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